UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 13, 2008

COSINE COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-30715	94-3280301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

61 East Main Street, Suite B Los Gatos, California 95030
(Address of principal executive offices) (Zip Code)

(408) 399-6494
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2008, CoSine Communications, Inc. issued a press release announcing its financial results for the year and quarter ended December 31, 2007. The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Press Release, dated March 13, 2008, of CoSine Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 17, 2008	By:	/s/ TERRY R. GIBSON
Terry Gibson,
Chief Executive Officer, Chief Financial Officer and Secretary (Principal Executive, Financial and Accounting Officer and Duly Authorized Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated March 13, 2008, of Cosine Communications, Inc.